JOINT FILING AGREEMENT AMONG FRIEDMAN, BILLINGS, RAMSEY GROUP, INC.,
 ORKNEY HOLDINGS, INC., FRIEDMAN, BILLINGS, RAMSEY INVESTMENT MANAGEMENT, INC.,
               FBR WESTON, LIMITED PARTNERSHIP, ERIC F. BILLINGS, AND
                              EMANUEL J. FRIEDMAN

      WHEREAS, in accordance with Rule 13d-1(k) under the Securities and Exchange Act of 1934 (the "Act"), only one joint statement and any amendments thereto need to be filed whenever one or more persons are required to file such a statement or any amendments thereto pursuant to Section 13(d) of the Act with respect to the same securities, provided that said persons agree in writing that such statement or amendments thereto is filed on behalf of each of them;

      NOW, THEREFORE, the parties hereto agree as follows:

      FRIEDMAN, BILLINGS, RAMSEY GROUP, INC., ORKNEY HOLDINGS, INC., FRIEDMAN, BILLINGS, RAMSEY INVESTMENT MANAGEMENT, INC., FBR WESTON, LIMITED PARTNERSHIP ERIC F. BILLINGS, AND EMANUEL J. FRIEDMAN hereby agree, in accordance with Rule 13d-1(k) under the Act, to file a statement on Schedule 13D relating to their ownership of Common Stock of the Issuer and do hereby further agree that said statement shall be filed on behalf of each of them.



                                FRIEDMAN, BILLING, RAMSEY GROUP, INC.

Dated:  November 14, 2002       By: /s/ Emanuel J. Friedman
                                   ------------------------
                                Name:  Emanuel J. Friedman
                                Title: Chairman



                                ORKNEY HOLDINGS, INC.

Dated:  November 14, 2002       By: /s/ Kurt R. Harrington
                                   -----------------------
                                Name:  Kurt R. Harrington
                                Title: President


                                FRIEDMAN, BILLINGS, RAMSEY INVESTMENT
                                MANAGEMENT, INC.

Dated:  November 14, 2002       By: /s/ Eric Billings
                                   -----------------------
                                Name:  Eric Billings
                                Title: Vice Chairman and Co-Chief
                                       Executive Officer

                                FBR WESTON, LIMITED PARTNERSHIP
                                   by Friedman, Billings, Ramsey Investment
                                   Management, Inc., its General Partner


Dated:  November 14, 2002       By: /s/ Eric Billings
                                   -----------------------
                                Name:  Eric Billings
                                Title: Vice Chairman and Co-Chief
                                       Executive Officer


Dated:  November 14, 2002       /s/ Eric. F. Billings
                                ---------------------
                                Eric F. Billings



Dated:  November 14, 2002       /s/ Emanuel J. Friedman
                                -----------------------
                                Emanuel J. Friedman